                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97830, 333-29945, 333-64667) of ESS Technology,
Inc. of our report dated January 21, 2001, except as to Note 14, which appears on page 29 of this Form 10-K.

                                          PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 29,2001